UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2024 (November 20, 2024)

ZERIFY, INC.
(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-55012	22-3827597
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into Material Agreement.

               Effective November 20, 2024 (the “Judgment Date”), in a case styled Constantino Zanfardino, Derivatively on Behalf of Nominal Defendant Zerify, Inc., formerly known as Strikeforce Technologies, Inc. v. Mark L. Kay, Ramarao Pemmaraju and George Waller, Defendants, and Zerify, Inc. formerly known as Strikeforce Technologies, Inc., Nominal Defendant (U.S. District Court, District of New Jersey, Civil Action No. 2:22-cv-07258-MCA-AME) (the “Derivative Action”), Zerify, Inc., a Wyoming corporation (the “Company”), the Company entered into a Stipulation and Agreement of Settlement (the “Settlement Agreement”) with each of the other parties to the Derivative Action, including three of the Company’s directors, Mark L. Kay (“Kay”), Ramarao Pemmaraju (“Pemmaraju”) and George Waller (“Waller”) (the Company, Kay, Pemmaraju and Waller are referred to as the “Defendants”).

               The terms of the Settlement Agreement include:

•	The Company shall, within 75 days of the Judgment Date, effectuate and adopt the following relief and reforms:

•	Appoint, at Defendants’ expense, a retired judge of the United States District Court for the District of New Jersey, reasonably satisfactory to plaintiff, as an independent overseer whose approval will be required for any transaction occurring during a period of two years from the date of that person’s appointment involving the Company which benefit any of Kay, Pemmaraju or Waller, directly or indirectly, except for any transactions that would benefit the Kay, Pemmaraju or Waller in their capacity as shareholders of the Company.

•	To the extent that a retired judge of the United States District Court for the District of New Jersey is not available, the parties agree to meet and confer in good faith to identify a suitable alternative retired federal judge from another jurisdiction.

•	Kay, Pemmaraju and Waller will relinquish all of their personal ownership interest in BlockSafe and return such interest to the Company.

•	Pemmaraju and Waller will return 75% of the shares of Company stock that were issued to them in 2021, constituting 6,892,220 shares and 7,375,000 shares, respectively, to be returned to the Company.

•	Due to the lack of insurance available to cover any claims emanating from the alleged misconduct asserted in the Derivative Action, Kay, Pemmaraju and Waller will personally pay a maximum of $25,000 towards any fee and expense amount awarded by the Court. Any fee and expense amount awarded by the Court over and above $25,000.00 shall be borne exclusively by the Company and not by Kay, Pemmaraju or Waller.

•	The Company shall be required to provide notice of the Settlement Agreement to its shareholders, in accordance with the terms of the Settlement Agreement.

•	Pursuant to the Settlement Agreement, Plaintiff’s counsel shall be entitled to no more than $368,607 in attorneys’ fees and $8,547 for reimbursement of expenses. (The Company is responsible for amounts in excess of $75,000).

•	Kay, Pemmaraju and Waller shall deliver the $25,000 required of them to be paid into an escrow account controlled by plaintiff’s counsel within 30 calendar days of the Court’s final approval of the Settlement Agreement.

•	The Company shall deliver the balance of the amount due under the Settlement Agreement, approximately $351,854, to be paid within 30 calendar days of the Court’s final approval of the Settlement Agreement.

•	Upon the effective date of the Settlement Agreement, a general release of all involved parties shall become effective.

•	The effective date of the Settlement Agreement as to Kay, Pemmaraju and Waller shall be upon the occurrence of certain events, including:

•	Court approval of the Settlement Agreement and approval of the content and method of providing notice of the Settlement Agreement to the Company’s shareholders; and

•	The payment of $25,000 by Kay, Pemmaraju and Waller.

2

•	The effective date of the Settlement Agreement as to the Company shall be upon the occurrence of certain events, including:

•	Court approval of the Settlement Agreement and approval of the content and method of providing notice of the Settlement Agreement to the Company’s shareholders; and

•	The payment of all sums due by the Company.

The filing of this Current Report is one of the required notice requirements imposed in the Company in the Settlement Agreement.

In addition, and further to the requirements of the Settlement Agreement, a copy of a Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (the “Settlement Notice”) dated December 3, 2024, is filed as an exhibit to this Current Report.

The foregoing descriptions of the Settlement Agreement and the Settlement Notice do not purport to be complete and are qualified in their entireties by reference to the full text of the Settlement Agreement and the Settlement Notice, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On December 12, 2024, the Company issued a press release announcing the Settlement Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The furnishing of the press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1*	Stipulation and Agreement of Settlement, including the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (attached as Exhibit D)
10.2*	Notice of Pendency and Proposed Settlement of Shareholder Derivative Action dated December 3, 2024
99.1*	Press release dated December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

_________

* Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZERIFY, INC.

DATE: December 12, 2024

By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

4